MARRIOTT INTERNATIONAL SECOND QUARTER 2018 EARNINGS CONFERENCE CALL

FORWARD-LOOKING STATEMENTS NOTE ON FORWARD-LOOKING STATEMENTS: This document contains “forward-looking statements” within the meaning of federal securities laws, including our RevPAR, profit margin and earnings outlook and assumptions; the number of lodging properties we expect to add to or remove from our system in the future; the timeline for the unification and combination of our loyalty programs; our expectations regarding the estimates of the impact of new accounting standards and the new tax law; our expectations about investment spending and tax rate; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent quarterly report on Form 10-Q or annual report on Form 10-K. Risks that could affect forward-looking statements in this document include changes in market conditions; changes in global and regional economies; supply and demand changes for hotel rooms; competitive conditions in the lodging industry; relationships with clients and property owners; the availability of capital to finance hotel growth and refurbishment; the extent to which we can continue to successfully integrate Starwood and realize the anticipated benefits of combining Starwood and Marriott; changes to our provisional estimates of the impact of the U.S. Tax Cuts and Jobs Acts of 2017; and changes to our estimates of the impact of the new accounting standards. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of August 6, 2018. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

REVPAR RESULTS COMPARABLE SYSTEMWIDE PROPERTIES 2018 Second Second Quarter Outlook Quarter Results as of May 8, 2018 North America 3.1% 3% to 4% Asia Pacific 8.7% High-single digit rate Greater China 9.8% Rest of Asia Pacific 7.7% Caribbean & Latin America 7.6% Mid-single digit rate Europe 4.9% Mid-single digit rate Middle East & Africa (3.6%) Down mid-single digit rate International 5.7% 5% to 6% Worldwide 3.8% 3% to 4% 3

NORTH AMERICA REVPAR RESULTS
COMPARABLE SYSTEMWIDE PROPERTIES

Marriott INTERNATIONAL

NORTH AMERICA	2018 Second Quarter
Luxury	3.9%
Upper Upscale	3.6%
Limited-Service	2.5%
Total North America	3.1%
Segmentation[1]:	
Group	~ 4.5%
Transient	~ 2.5%

Total North America: Strong corporate business, particularly energy, retail and professional services. Higher leisure demand.

Group: Favorable Easter timing and strong group attendance. Food and beverage revenue rose nearly 5 percent.

Transient: Transient growth reflects higher room rates and the benefit of group compression.

[1]Based on reservations data

4

REVPAR RESULTS &OUTLOOK 2018 2018 Systemwide 2018E 2018E 2018E First Second Comparable Third Quarter Fourth Quarter Full Year Quarter Quarter North America 2.0% 3.1% 1.5% to 2% 1.5% to 2% 2% to 3% Asia Pacific 10.0% 8.7% High-single digit rate High-single digit rate High-single digit rate Caribbean & Latin 8.9% 7.6% Mid-single digit rate Low-single digit rate Mid-single digit rate America Europe 5.9% 4.9% Mid-single digit rate Mid-single digit rate Mid-single digit rate Middle East & Africa 3.2% (3.6%) Mid-single digit rate Flat to modestly lower Flattish International 7.5% 5.7% 5% to 6% 5% to 6% 5% to 6% Worldwide 3.6% 3.8% 2.5% to 3% 2.5% to 3% 3% to 4% 5

LOYALTY Launch Day August 18 • Unified benefits across three loyalty programs • Earn points faster • Earn and redeem points across hotel portfolio • Achieve elite status sooner • Redeem easier & without blackout dates • Full portfolio shopping on our websites & apps • Marriott Moments redemption opportunities for local activities and experiences 6

LUXURY BRANDS • Leading market share with 7 brands, 477 open properties, and 206 properties in the pipeline • 9 percent of systemwide rooms • 17 percent of loyalty point redemptions • 19 percent of property-based fee revenue 7

2018 Openings African Pride Arabella Hotel & Spa (Autograph Collection), Hermanus, South Africa OPENED 23,000 Aloft New Delhi Aerocity, India ROOMS in Q2 Element Me’aisam, IMP Zone, Dubai W Brisbane, Australia AC Hotel Times Square, New York, NY 8

SECOND QUARTER 2018 ($ millions, except EPS) Q2 2018 Q2 2017 B/(W) Q2 2018 Prior Outlook Gross fee revenues $951 $848 12% $935 to $945 Contract investment amortization (13) (12) (8)% Approx. ($15) Owned, leased, and other, net 89 98 (9)% Approx. $80 Depreciation, amortization, and other (58) (71) 18% Approx. ($55) General, administrative, and other (217) (234) 7% Approx. ($250) Gains and other income, net 114 25 356% Approx. $10 Reported Operating Income $740 $744 (1)% Adjusted Operating Income $752 $634 19% $695 to $705 Reported Net Income $610 $489 25% Adjusted Net Income $619 $425 46% Reported Fully Diluted EPS $1.71 $1.28 34% Adjusted Fully Diluted EPS $1.73 $1.11 56% $1.34 to $1.36 Adjusted EBITDA $939 $820 15% $880 to $890 Adjusted results exclude merger-related costs and charges, cost reimbursement revenue and reimbursed expenses. Q2 2018 adjustedresults also exclude an adjustment to the Avendra gain. 9

SECOND QUARTER 2018 DEVELOPMENT PIPELINE 466,000 ROOMS WORLDWIDE 41% Upscale 43% Signed  49% North  30% Upper  New Build 46% Under  America 30% Asia  Upscale Construction Pacific 4% Caribbean &  Latin America 18% Upper  2% Signed  9% Approved,  9% Middle  8% Europe Midscale Conversions Not Signed 11% Luxury East & Africa 10

THIRD QUARTER 2018 OUTLOOK Third Quarter Third Quarter ($ millions, except EPS) 2018 Outlook 2017 Gross fee revenues $915 to $935 $826 Contract investment amortization Approx. ($15) ($11) Owned, leased and other revenue, net Approx. $65 $82 Depreciation, amortization, and other Approx. ($60) ($54) General, administrative, and other ($235 to $240) ($205) Reported Operating Income $790 Adjusted Operating Income $665 to $690 $632 Reported Net Income $485 Adjusted Net Income $397 Reported Fully Diluted EPS $1.29 Adjusted Fully Diluted EPS $1.27 to $1.32 $1.05 Adjusted EBITDA $845 to $870 $806 Third quarter 2017 has been recast to reflect the full retrospective application of the new revenue standard. Adjusted measures exclude merger-related adjustments, cost reimbursement revenue and reimbursed expenses. See the Form 8-K furnished on July 25, 2018 (non-GAAP reconciliations therefrom are also attached to these slides). Adjusted measures in outlook exclude merger-related adjustments, cost reimbursement revenue and reimbursed expenses, which the company cannot accurately forecast and which may be significant. 11

FOURTH QUARTER 2018 OUTLOOK Fourth Quarter Fourth Quarter ($ millions, except EPS) 2018 Outlook 2017 Gross fee revenues $929 to $944 $862 Contract investment amortization Approx. ($14) ($16) Owned, leased and other revenue, net Approx. $91 $89 Depreciation, amortization, and other Approx. ($53) ($53) General, administrative, and other ($236 to $241) ($270) Reported Operating Income $424 Adjusted Operating Income $712 to $732 $612 Reported Net Income $114 Adjusted Net Income $403 Reported Fully Diluted EPS $0.31 Adjusted Fully Diluted EPS $1.47 to $1.52 $1.09 Adjusted EBITDA $896 to $916 $789 Fourth quarter 2017 has been recast to reflect the full retrospective application of the new revenue standard. Adjusted measures exclude merger-related adjustments, cost reimbursement revenue and reimbursed expenses. Additionally, fourth quarter 2017 adjusted measures exclude theAvendra gain and U.S. Tax Cuts and Jobs Act of 2017. See the Form 8-K furnished on July 25, 2018 (non-GAAP reconciliations therefrom are also attached to these slides). Adjusted measures in outlook exclude merger-related adjustments, cost reimbursement revenue and reimbursed expenses, which the company cannot accurately forecast and which may be significant. 12

2018 FULL YEAR OUTLOOK Full Year 2018 Full Year May 8, 2018 Full Year ($ millions, except EPS) Outlook 2017 2018 Outlook Gross fee revenues $3,640 to $3,675 $3,295 $3,650 to $3,690 Contract investment amortization Approx. ($60) ($50) Approx. ($60) Owned, leased and other revenue, net Approx. $315 $341 Approx. $300 Depreciation, amortization, and other Approx. ($225) ($229) Approx. ($225) General, administrative, and other ($935 to $945) ($921) ($940 to $950) Reported Operating Income $2,504 Adjusted Operating Income $2,725 to $2,770 $2,432 $2,715 to $2,765 Reported Net Income $1,459 Adjusted Net Income $1,600 Reported Fully Diluted EPS $3.84 Adjusted Fully Diluted EPS $5.81 to $5.91 $4.21 $5.43 to $5.55 Adjusted EBITDA $3,450 to $3,495 $3,131 $3,445 to $3,500 2017 has been recast to reflect the full retrospective application of the new revenue standard. Adjusted measures exclude merger-related adjustments, cost reimbursement revenue and reimbursed expenses, the Avendra gain and the U.S. Tax Cuts and Jobs Act of 2017. See the Form 8-K furnished on July 25, 2018 (non- GAAP reconciliations therefrom are also attached to these slides). Adjusted measures in outlook exclude merger-related adjustments, cost reimbursement revenue and reimbursed expenses, which the company cannot accurately forecast and which may be significant. 13

2018 OUTLOOK • $800 million to $900 million investment spending, including $225 million for maintenance capital and $255 million for Sheraton Grand Phoenix • Year-to-date recycled more than $500 million of capital through asset sales & loan repayments • Since the Starwood acquisition, recycled $1.8 billion of capital • Outlook assumes no further asset sales • Expect more than $3.1 billion return to shareholders in 2018 14

QUESTIONS & ANSWERS

NON-GAAP RECONCILIATIONS

MARRIOTT INTERNATIONAL, INC. PRESS RELEASE SCHEDULES TABLE OF CONTENTS QUARTER 2, 2018 Consolidated Statements of Income - As Reported A-1 Non-GAAP Financial Measures A-3 Total Lodging Products A-4 Key Lodging Statistics A-7 Adjusted EBITDA A-11 Adjusted EBITDA Forecast - Third Quarter 2018 A-12 Adjusted EBITDA Forecast - Fourth Quarter 2018 A-13 Adjusted EBITDA Forecast - Full Year 2018 A-14 Explanation of Non-GAAP Financial and Performance Measures A-15

MARRIOTT INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF INCOME - AS REPORTED
SECOND QUARTER 2018 AND 2017
(in millions except per share amounts, unaudited)

	As Reported Three Months Ended June 30, 2018	As Reported [10] Three Months Ended June 30, 2017	Percent Better/(Worse) Reported 2018 vs. 2017
REVENUES			
Base management fees	$ 300	$ 285	5
Franchise fees [1]	475	408	16
Incentive management fees	176	155	14
Gross Fee Revenues	**951**	**848**	**12**
Contract investment amortization [2]	(13)	(12)	(8)
Net Fee Revenues	**938**	**836**	**12**
Owned, leased, and other revenue [3]	423	448	(6)
Cost reimbursement revenue [4]	3,985	3,927	1
Total Revenues	**5,346**	**5,211**	**3**
OPERATING COSTS AND EXPENSES			
Owned, leased, and other - direct [5]	334	350	5
Depreciation, amortization, and other [6]	58	71	18
Merger-related costs and charges	18	21	14
General, administrative, and other [7]	217	234	7
Reimbursed expenses [4]	3,979	3,791	(5)
Total Expenses	**4,606**	**4,467**	**(3)**
OPERATING INCOME	**740**	**744**	**(1)**
Gains and other income, net [8]	114	25	356
Interest expense	(85)	(73)	(16)
Interest income	6	8	(25)
Equity in earnings [9]	21	12	75
INCOME BEFORE INCOME TAXES	**796**	**716**	**11**
Provision for income taxes	(186)	(227)	18
NET INCOME	**$ 610**	**$ 489**	**25**
EARNINGS PER SHARE			
Earnings per share - basic	$ 1.73	$ 1.29	34
Earnings per share - diluted	$ 1.71	$ 1.28	34
Basic Shares	353.4	378.5	
Diluted Shares	357.3	383.0	

[1] Franchise fees include fees from our franchise agreements, application and relicensing fees, licensing fees from our timeshare, credit card programs, and residential branding fees.

[2] Contract investment amortization includes amortization of capitalized costs to obtain contracts with our owner and franchisee customers, and any related impairments, accelerations, or write-offs.

[3] Owned, leased, and other revenue includes revenue from the properties we own or lease, termination fees, and other revenue.

[4] Cost reimbursement revenue includes reimbursements from properties for property-level and centralized programs and services that we operate for the benefit of our hotel owners. Reimbursed expenses include costs incurred by Marriott for certain property-level operating expenses and centralized programs and services.

[5] Owned, leased, and other - direct expenses include operating expenses related to our owned or leased hotels, including lease payments and pre-opening expenses.

[6] Depreciation, amortization, and other expenses include depreciation for fixed assets, amortization of capitalized costs incurred to acquire management, franchise, and license agreements, and any related impairments, accelerations, or write-offs.

[7] General, administrative, and other expenses include our corporate and business segments overhead costs and general expenses.

[8] Gains and other income, net includes gains and losses on the sale of real estate, the sale or impairment of joint ventures and investments, and results from other equity investments.

[9] Equity in earnings include our equity in earnings or losses of unconsolidated equity method investments.

[10] On January 1, 2018, we adopted ASU 2014-09. This column reflects our recast 2017 results under the new accounting standard.

A-1

MARRIOTT INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF INCOME - AS REPORTED
SECOND QUARTER YEAR-TO-DATE 2018 AND 2017
(in millions except per share amounts, unaudited)

	As Reported Six Months Ended June 30, 2018	As Reported [10] Six Months Ended June 30, 2017	Percent Better/(Worse) Reported 2018 vs. 2017
REVENUES			
Base management fees	$ 573	$ 549	4
Franchise fees [1]	892	763	17
Incentive management fees	331	295	12
Gross Fee Revenues	**1,796**	**1,607**	**12**
Contract investment amortization [2]	(31)	(23)	(35)
Net Fee Revenues	**1,765**	**1,584**	**11**
Owned, leased, and other revenue [3]	829	876	(5)
Cost reimbursement revenue [4]	7,758	7,663	1
Total Revenues	**10,352**	**10,123**	**2**
OPERATING COSTS AND EXPENSES			
Owned, leased, and other - direct [5]	670	706	5
Depreciation, amortization, and other [6]	112	122	8
Merger-related costs and charges	52	72	28
General, administrative, and other [7]	464	446	(4)
Reimbursed expenses [4]	7,814	7,487	(4)
Total Expenses	**9,112**	**8,833**	**(3)**
OPERATING INCOME	**1,240**	**1,290**	**(4)**
Gains and other income, net [8]	173	25	592
Interest expense	(160)	(143)	(12)
Interest income	11	15	(27)
Equity in earnings [9]	34	23	48
INCOME BEFORE INCOME TAXES	**1,298**	**1,210**	**7**
Provision for income taxes	(290)	(350)	17
NET INCOME	**$ 1,008**	**$ 860**	**17**
EARNINGS PER SHARE			
Earnings per share - basic	$ 2.83	$ 2.25	26
Earnings per share - diluted	$ 2.80	$ 2.23	26
Basic Shares	355.9	381.7	
Diluted Shares	360.3	386.5	

[1] Franchise fees include fees from our franchise agreements, application and relicensing fees, licensing fees from our timeshare, credit card programs, and residential branding fees.

[2] Contract investment amortization includes amortization of capitalized costs to obtain contracts with our owner and franchisee customers, and any related impairments, accelerations, or write-offs.

[3] Owned, leased, and other revenue includes revenue from the properties we own or lease, termination fees, and other revenue.

[4] Cost reimbursement revenue includes reimbursements from properties for property-level and centralized programs and services that we operate for the benefit of our hotel owners. Reimbursed expenses include costs incurred by Marriott for certain property-level operating expenses and centralized programs and services.

[5] Owned, leased, and other - direct expenses include operating expenses related to our owned or leased hotels, including lease payments and pre-opening expenses.

[6] Depreciation, amortization, and other expenses include depreciation for fixed assets, amortization of capitalized costs incurred to acquire management, franchise, and license agreements, and any related impairments, accelerations, or write-offs.

[7] General, administrative, and other expenses include our corporate and business segments overhead costs and general expenses.

[8] Gains and other income, net includes gains and losses on the sale of real estate, the sale or impairment of joint ventures and investments, and results from other equity investments.

[9] Equity in earnings include our equity in earnings or losses of unconsolidated equity method investments.

[10] On January 1, 2018, we adopted ASU 2014-09. This column reflects our recast 2017 results under the new accounting standard.

A-2

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
($ in millions except per share amounts)

The following table presents our reconciliations of Adjusted operating income, Adjusted operating income margin, Adjusted net income, and Adjusted diluted EPS, to the most directly comparable GAAP measure. Adjusted total revenues is used in the determination of Adjusted operating income margin.

	Three Months Ended			Six Months Ended		
	June 30, 2018	June 30, 2017 [1]	Percent Better/ (Worse)	June 30, 2018	June 30, 2017 [1]	Percent Better/ (Worse)
Total revenues, as reported	$ 5,346	$ 5,211		$ 10,352	$ 10,123	
Less: Cost reimbursement revenue	(3,985)	(3,927)		(7,758)	(7,663)	
Adjusted total revenues**	1,361	1,284		2,594	2,460	
Operating income, as reported	740	744		1,240	1,290	
Less: Cost reimbursement revenue	(3,985)	(3,927)		(7,758)	(7,663)	
Add: Reimbursed expenses	3,979	3,791		7,814	7,487	
Add: Merger-related costs, charges, and other [2]	18	26		52	74	
Adjusted operating income **	**752**	**634**	**19%**	**1,348**	**1,188**	**13%**
Operating income margin	**14%**	**14%**		**12%**	**13%**	
Adjusted operating income margin **	**55%**	**49%**		**52%**	**48%**	
Net income, as reported	610	489		1,008	860	
Less: Cost reimbursement revenue	(3,985)	(3,927)		(7,758)	(7,663)	
Add: Reimbursed expenses	3,979	3,791		7,814	7,487	
Add: Merger-related costs, charges, and other [2]	18	26		52	74	
Less: Gain on sale of Avendra	(1)	-		(6)	-	
Income tax effect of above adjustments	(2)	46		(26)	42	
Add: U.S. Tax Cuts and Jobs Act of 2017	-	-		22	-	
Adjusted net income **	**$ 619**	**$ 425**	**46%**	**$ 1,106**	**$ 800**	**38%**
Diluted EPS, as reported	**$ 1.71**	**$ 1.28**		**$ 2.80**	**$ 2.23**	
Adjusted Diluted EPS**	**$ 1.73**	**$ 1.11**	**56%**	**$ 3.07**	**$ 2.07**	**48%**

** Denotes non-GAAP financial measures. Please see pages A-15 and A-16 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1] On January 1, 2018, we adopted ASU 2014-09. This column reflects our recast 2017 results under the new accounting standard.

[2] Merger-related costs, charges, and other includes Starwood merger costs presented in the "Merger-related costs and charges" caption of our Income Statement and purchase accounting revisions.

A-3

MARRIOTT INTERNATIONAL, INC.
TOTAL LODGING PRODUCTS
As of June 30, 2018

	North America		Total International		Total Worldwide	
	Units	Rooms	Units	Rooms	Units	Rooms
Managed	**822**	**248,999**	**1,107**	**293,233**	**1,929**	**542,232**
Marriott Hotels	127	68,092	168	48,801	295	116,893
Sheraton	28	23,595	184	63,096	212	86,691
Sheraton Residences	-	-	2	262	2	262
Courtyard	240	38,355	91	19,585	331	57,940
Westin	45	24,808	68	21,749	113	46,557
Westin Residences	1	65	1	264	2	329
The Ritz-Carlton	38	10,958	55	14,986	93	25,944
The Ritz-Carlton Residences	35	4,554	11	950	46	5,504
The Ritz-Carlton Serviced Apartments	-	-	5	697	5	697
JW Marriott	16	10,038	48	19,125	64	29,163
Renaissance	27	11,773	54	17,192	81	28,965
Le Méridien	4	720	73	20,068	77	20,788
Residence Inn	110	16,863	6	643	116	17,506
Four Points	1	134	67	16,287	68	16,421
W Hotels	25	7,254	25	6,007	50	13,261
W Residences	9	1,078	4	471	13	1,549
The Luxury Collection	6	2,294	50	8,785	56	11,079
St. Regis	10	1,990	31	7,044	41	9,034
St. Regis Residences	7	585	7	593	14	1,178
Aloft	1	330	35	8,397	36	8,727
Gaylord Hotels	5	8,411	-	-	5	8,411
Delta Hotels	25	6,764	-	-	25	6,764
Fairfield Inn & Suites	6	1,432	26	4,175	32	5,607
SpringHill Suites	31	4,988	-	-	31	4,988
Marriott Executive Apartments	-	-	30	4,471	30	4,471
Protea Hotels	-	-	35	4,090	35	4,090
Autograph Collection	5	1,307	8	1,722	13	3,029
TownePlace Suites	16	1,839	-	-	16	1,839
Element	1	180	6	1,253	7	1,433
EDITION	2	567	3	801	5	1,368
EDITION Residences	1	25	-	-	1	25
Moxy	-	-	4	599	4	599
Bulgari	-	-	5	438	5	438
Bulgari Residences	-	-	2	123	2	123
Tribute Portfolio	-	-	3	559	3	559

A-4

MARRIOTT INTERNATIONAL, INC.
TOTAL LODGING PRODUCTS
As of June 30, 2018

	North America		Total International		Total Worldwide	
	Units	Rooms	Units	Rooms	Units	Rooms
Franchised	**4,017**	**582,480**	**479**	**103,435**	**4,496**	**685,915**
Courtyard	753	100,354	65	12,161	818	112,515
Fairfield Inn & Suites	927	84,974	6	1,157	933	86,131
Marriott Hotels	214	66,639	51	14,390	265	81,029
Residence Inn	658	78,044	5	666	663	78,710
Sheraton	162	48,202	62	17,830	224	66,032
SpringHill Suites	370	42,434	-	-	370	42,434
Westin	82	26,863	23	7,237	105	34,100
Westin Residences	2	201	-	-	2	201
TownePlace Suites	338	34,035	-	-	338	34,035
Four Points	143	21,877	47	7,328	190	29,205
Autograph Collection	82	17,649	49	11,492	131	29,141
Renaissance	59	16,816	26	7,188	85	24,004
Aloft	102	14,942	13	2,094	115	17,036
The Luxury Collection	12	2,850	39	7,339	51	10,189
The Luxury Collection Residences	1	91	1	64	2	155
Delta Hotels	32	7,387	2	562	34	7,949
Le Méridien	16	3,417	15	4,012	31	7,429
Tribute Portfolio	17	5,350	9	972	26	6,322
JW Marriott	10	4,425	6	1,624	16	6,049
Moxy	7	1,503	18	4,048	25	5,551
Element	28	3,943	2	293	30	4,236
Protea Hotels	-	-	39	2,893	39	2,893
The Ritz-Carlton	1	429	-	-	1	429
The Ritz-Carlton Residences	1	55	-	-	1	55
Bulgari	-	-	1	85	1	85
Owned/Leased	**29**	**8,281**	**33**	**8,565**	**62**	**16,846**
Sheraton	2	1,474	4	1,830	6	3,304
Courtyard	19	2,814	3	645	22	3,459
Marriott Hotels	3	1,664	5	1,625	8	3,289
Westin	1	1,073	-	-	1	1,073
W Hotels	1	509	2	665	3	1,174
Protea Hotels	-	-	7	1,168	7	1,168
Renaissance	1	317	3	749	4	1,066
The Ritz-Carlton	-	-	2	553	2	553
JW Marriott	-	-	1	496	1	496
St. Regis	1	238	1	160	2	398
Residence Inn	1	192	1	140	2	332
The Luxury Collection	-	-	2	287	2	287
Autograph Collection	-	-	2	247	2	247
Unconsolidated Joint Ventures	**42**	**7,189**	**98**	**12,004**	**140**	**19,193**
AC Hotels by Marriott	42	7,189	91	11,545	133	18,734
Autograph Collection	-	-	7	459	7	459
Timeshare*	**70**	**18,297**	**20**	**4,242**	**90**	**22,539**
Marriott Vacations Worldwide	51	11,249	15	2,406	66	13,655
Vistana	19	7,048	5	1,836	24	8,884
Grand Total	**4,980**	**865,246**	**1,737**	**421,479**	**6,717**	**1,286,725**

*Timeshare property and room counts are included on this table in their geographical locations. For external reporting purposes, these counts are captured in the Corporate segment.

A-5

MARRIOTT INTERNATIONAL, INC.
TOTAL LODGING PRODUCTS
As of June 30, 2018

	North America		Total International		Total Worldwide	
Total Systemwide	Units	Rooms	Units	Rooms	Units	Rooms
Luxury	**176**	**47,940**	**301**	**71,293**	**477**	**119,233**
JW Marriott	26	14,463	55	21,245	81	35,708
The Ritz-Carlton	39	11,387	57	15,539	96	26,926
The Ritz-Carlton Residences	36	4,609	11	950	47	5,559
The Ritz-Carlton Serviced Apartments	-	-	5	697	5	697
The Luxury Collection	18	5,144	91	16,411	109	21,555
The Luxury Collection Residences	1	91	1	64	2	155
W Hotels	26	7,763	27	6,672	53	14,435
W Residences	9	1,078	4	471	13	1,549
St. Regis	11	2,228	32	7,204	43	9,432
St. Regis Residences	7	585	7	593	14	1,178
EDITION	2	567	3	801	5	1,368
EDITION Residences	1	25	-	-	1	25
Bulgari	-	-	6	523	6	523
Bulgari Residences	-	-	2	123	2	123
Full-Service	**940**	**342,587**	**849**	**246,777**	**1,789**	**589,364**
Marriott Hotels	344	136,395	224	64,816	568	201,211
Sheraton	192	73,271	250	82,756	442	156,027
Sheraton Residences	-	-	2	262	2	262
Westin	128	52,744	91	28,986	219	81,730
Westin Residences	3	266	1	264	4	530
Renaissance	87	28,906	83	25,129	170	54,035
Autograph Collection	87	18,956	66	13,920	153	32,876
Le Méridien	20	4,137	88	24,080	108	28,217
Delta Hotels	57	14,151	2	562	59	14,713
Gaylord Hotels	5	8,411	-	-	5	8,411
Tribute Portfolio	17	5,350	12	1,531	29	6,881
Marriott Executive Apartments	-	-	30	4,471	30	4,471
Limited-Service	**3,794**	**456,422**	**567**	**99,167**	**4,361**	**555,589**
Courtyard	1,012	141,523	159	32,391	1,171	173,914
Residence Inn	769	95,099	12	1,449	781	96,548
Fairfield Inn & Suites	933	86,406	32	5,332	965	91,738
SpringHill Suites	401	47,422	-	-	401	47,422
Four Points	144	22,011	114	23,615	258	45,626
TownePlace Suites	354	35,874	-	-	354	35,874
Aloft	103	15,272	48	10,491	151	25,763
AC Hotels by Marriott	42	7,189	91	11,545	133	18,734
Protea Hotels	-	-	81	8,151	81	8,151
Moxy	7	1,503	22	4,647	29	6,150
Element	29	4,123	8	1,546	37	5,669
Timeshare*	**70**	**18,297**	**20**	**4,242**	**90**	**22,539**
Marriott Vacations Worldwide	51	11,249	15	2,406	66	13,655
Vistana	19	7,048	5	1,836	24	8,884
Grand Total	**4,980**	**865,246**	**1,737**	**421,479**	**6,717**	**1,286,725**

*Timeshare property and room counts are included on this table in their geographical locations. For external reporting purposes, these counts are captured in the Corporate segment.

A-6

MARRIOTT INTERNATIONAL, INC.
KEY LODGING STATISTICS
In Constant $

Comparable Company-Operated North American Properties

	Three Months Ended June 30, 2018 and June 30, 2017					
	REVPAR		Occupancy		Average Daily Rate	
Brand	**2018**	**vs. 2017**	**2018**	**vs. 2017**	**2018**	**vs. 2017**
JW Marriott	$198.18	1.1%	81.4%	0.1% pts.	$243.45	1.0%
The Ritz-Carlton	$281.05	4.9%	76.4%	0.7% pts.	$367.77	3.9%
W Hotels	$261.02	0.9%	83.2%	-1.5% pts.	$313.73	2.7%
Composite North American Luxury[1]	**$263.58**	**3.4%**	**79.5%**	**0.3% pts.**	**$331.50**	**3.0%**
Marriott Hotels	$169.82	4.4%	81.4%	0.7% pts.	$208.49	3.6%
Sheraton	$156.33	4.5%	80.6%	2.3% pts.	$193.92	1.5%
Westin	$182.79	1.5%	80.6%	0.6% pts.	$226.73	0.7%
Composite North American Upper Upscale[2]	**$166.22**	**4.1%**	**80.6%**	**1.0% pts.**	**$206.23**	**2.8%**
North American Full-Service[3]	**$182.40**	**3.9%**	**80.4%**	**0.9% pts.**	**$226.81**	**2.7%**
Courtyard	$114.92	2.0%	78.2%	0.5% pts.	$146.99	1.3%
Residence Inn	$135.45	0.5%	82.4%	-0.7% pts.	$164.36	1.4%
Composite North American Limited-Service[4]	**$120.35**	**1.4%**	**79.8%**	**0.2% pts.**	**$150.83**	**1.2%**
North American - All[5]	**$162.86**	**3.3%**	**80.2%**	**0.7% pts.**	**$203.01**	**2.5%**

Comparable Systemwide North American Properties

	Three Months Ended June 30, 2018 and June 30, 2017					
	REVPAR		Occupancy		Average Daily Rate	
Brand	**2018**	**vs. 2017**	**2018**	**vs. 2017**	**2018**	**vs. 2017**
JW Marriott	$195.37	2.7%	81.6%	0.6% pts.	$239.37	1.9%
The Ritz-Carlton	$281.05	4.9%	76.4%	0.7% pts.	$367.77	3.9%
W Hotels	$261.02	0.9%	83.2%	-1.5% pts.	$313.73	2.7%
Composite North American Luxury[1]	**$251.71**	**3.9%**	**79.9%**	**0.7% pts.**	**$315.16**	**3.0%**
Marriott Hotels	$142.53	3.7%	77.6%	0.8% pts.	$183.70	2.7%
Sheraton	$124.85	3.1%	77.3%	1.0% pts.	$161.48	1.8%
Westin	$167.33	2.5%	80.2%	0.6% pts.	$208.67	1.8%
Composite North American Upper Upscale[2]	**$144.26**	**3.6%**	**78.1%**	**0.8% pts.**	**$184.83**	**2.5%**
North American Full-Service[3]	**$154.74**	**3.7%**	**78.2%**	**0.8% pts.**	**$197.80**	**2.6%**
Courtyard	$112.47	2.2%	78.0%	0.9% pts.	$144.10	1.0%
Residence Inn	$125.45	1.7%	82.8%	0.7% pts.	$151.47	0.8%
Fairfield Inn & Suites	$90.48	2.9%	76.9%	1.5% pts.	$117.71	0.9%
Composite North American Limited-Service[4]	**$108.11**	**2.5%**	**79.1%**	**1.0% pts.**	**$136.64**	**1.2%**
North American - All[5]	**$128.38**	**3.1%**	**78.7%**	**0.9% pts.**	**$163.05**	**1.9%**

[1] Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, and EDITION.

[2] Includes Marriott Hotels, Sheraton, Westin, Renaissance, Autograph Collection, Delta Hotels, Gaylord Hotels, and Le Méridien. Systemwide also includes Tribute Portfolio.

[3] Includes Composite North American Luxury and Composite North American Upper Upscale.

[4] Includes Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, TownePlace Suites, Four Points, Aloft, Element, and AC Hotels by Marriott. Systemwide also includes Moxy.

[5] Includes North American Full-Service and Composite North American Limited-Service.

A-7

MARRIOTT INTERNATIONAL, INC.
KEY LODGING STATISTICS
In Constant $

Comparable Company-Operated International Properties

	Three Months Ended June 30, 2018 and June 30, 2017						
	REVPAR		Occupancy			Average Daily Rate	
Region	**2018**	**vs. 2017**	**2018**	**vs. 2017**		**2018**	**vs. 2017**
Greater China	$95.94	10.0%	72.7%	3.9%	pts.	$131.97	4.1%
Rest of Asia Pacific	$118.98	6.5%	72.2%	1.6%	pts.	$164.70	4.2%
Asia Pacific	**$104.51**	**8.5%**	**72.5%**	**3.0%**	**pts.**	**$144.11**	**4.0%**
Caribbean & Latin America	$127.25	8.8%	64.2%	0.5%	pts.	$198.35	7.9%
Europe	$168.59	4.2%	78.1%	0.8%	pts.	$215.95	3.2%
Middle East & Africa	$90.93	-4.2%	61.1%	1.0%	pts.	$148.75	-5.7%
International - All[1]	**$118.79**	**5.2%**	**71.0%**	**1.9%**	**pts.**	**$167.20**	**2.4%**
Worldwide[2]	**$140.65**	**4.1%**	**75.6%**	**1.3%**	**pts.**	**$186.05**	**2.3%**

Comparable Systemwide International Properties

	Three Months Ended June 30, 2018 and June 30, 2017						
	REVPAR		Occupancy			Average Daily Rate	
Region	**2018**	**vs. 2017**	**2018**	**vs. 2017**		**2018**	**vs. 2017**
Greater China	$95.72	9.8%	72.2%	3.9%	pts.	$132.54	3.9%
Rest of Asia Pacific	$121.47	7.7%	72.9%	2.2%	pts.	$166.55	4.4%
Asia Pacific	**$107.16**	**8.7%**	**72.5%**	**3.2%**	**pts.**	**$147.73**	**4.0%**
Caribbean & Latin America	$104.65	7.6%	63.8%	0.8%	pts.	$163.90	6.3%
Europe	$144.23	4.9%	75.9%	1.5%	pts.	$189.91	2.9%
Middle East & Africa	$88.77	-3.6%	61.4%	0.9%	pts.	$144.48	-5.1%
International - All[1]	**$115.31**	**5.7%**	**70.9%**	**2.1%**	**pts.**	**$162.63**	**2.6%**
Worldwide[2]	**$124.53**	**3.8%**	**76.4%**	**1.3%**	**pts.**	**$162.94**	**2.1%**

[1] Includes Asia Pacific, Caribbean & Latin America, Europe, and Middle East & Africa.
[2] Includes North American - All and International - All.

A-8

MARRIOTT INTERNATIONAL, INC.
KEY LODGING STATISTICS
In Constant $

Comparable Company-Operated North American Properties

Brand	Six Months Ended June 30, 2018 and June 30, 2017					
	REVPAR		Occupancy		Average Daily Rate	
	2018	vs. 2017	2018	vs. 2017	2018	vs. 2017
JW Marriott	$195.04	0.7%	79.6%	0.4% pts.	$245.13	0.2%
The Ritz-Carlton	$292.65	4.8%	76.0%	1.0% pts.	$384.87	3.4%
W Hotels	$251.39	3.0%	81.8%	-0.2% pts.	$307.42	3.2%
Composite North American Luxury[1]	**$270.87**	**3.9%**	**78.9%**	**0.6% pts.**	**$343.16**	**3.1%**
Marriott Hotels	$158.33	2.8%	77.6%	0.5% pts.	$204.15	2.2%
Sheraton	$142.73	2.6%	76.6%	0.3% pts.	$186.23	2.2%
Westin	$165.56	1.3%	76.1%	0.3% pts.	$217.47	0.9%
Composite North American Upper Upscale[2]	**$153.69**	**2.5%**	**76.7%**	**0.4% pts.**	**$200.40**	**2.0%**
North American Full-Service[3]	**$173.17**	**2.8%**	**77.1%**	**0.4% pts.**	**$224.71**	**2.3%**
Courtyard	$106.16	1.0%	73.6%	0.2% pts.	$144.15	0.7%
Residence Inn	$128.27	0.1%	79.4%	-0.6% pts.	$161.53	0.8%
Composite North American Limited-Service[4]	**$112.06**	**1.0%**	**75.7%**	**0.2% pts.**	**$148.05**	**0.7%**
North American - All[5]	**$153.91**	**2.4%**	**76.6%**	**0.4% pts.**	**$200.85**	**1.9%**

Comparable Systemwide North American Properties

Brand	Six Months Ended June 30, 2018 and June 30, 2017					
	REVPAR		Occupancy		Average Daily Rate	
	2018	vs. 2017	2018	vs. 2017	2018	vs. 2017
JW Marriott	$192.70	1.6%	79.5%	0.3% pts.	$242.39	1.2%
The Ritz-Carlton	$292.65	4.8%	76.0%	1.0% pts.	$384.87	3.4%
W Hotels	$251.39	3.0%	81.8%	-0.2% pts.	$307.42	3.2%
Composite North American Luxury[1]	**$255.36**	**4.1%**	**78.8%**	**0.8% pts.**	**$324.02**	**3.0%**
Marriott Hotels	$133.89	2.4%	73.7%	0.4% pts.	$181.64	1.8%
Sheraton	$113.69	2.4%	72.6%	0.4% pts.	$156.65	1.8%
Westin	$156.61	1.7%	76.1%	0.1% pts.	$205.67	1.6%
Composite North American Upper Upscale[2]	**$134.80**	**2.5%**	**74.1%**	**0.4% pts.**	**$181.99**	**2.0%**
North American Full-Service[3]	**$146.56**	**2.8%**	**74.5%**	**0.4% pts.**	**$196.63**	**2.2%**
Courtyard	$103.36	1.7%	73.5%	0.8% pts.	$140.61	0.5%
Residence Inn	$117.77	1.9%	79.4%	0.9% pts.	$148.27	0.7%
Fairfield Inn & Suites	$82.17	3.5%	71.8%	1.9% pts.	$114.40	0.9%
Composite North American Limited-Service[4]	**$99.93**	**2.5%**	**74.8%**	**1.2% pts.**	**$133.53**	**0.9%**
North American - All[5]	**$120.19**	**2.7%**	**74.7%**	**0.8% pts.**	**$160.89**	**1.5%**

[1] Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, and EDITION.

[2] Includes Marriott Hotels, Sheraton, Westin, Renaissance, Autograph Collection, Delta Hotels, Gaylord Hotels, and Le Méridien. Systemwide also includes Tribute Portfolio.

[3] Includes Composite North American Luxury and Composite North American Upper Upscale.

[4] Includes Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, TownePlace Suites, Four Points, Aloft, Element, and AC Hotels by Marriott. Systemwide also includes Moxy.

[5] Includes North American Full-Service and Composite North American Limited-Service.

A-9

MARRIOTT INTERNATIONAL, INC.
KEY LODGING STATISTICS
In Constant $

Comparable Company-Operated International Properties

Region	Six Months Ended June 30, 2018 and June 30, 2017					
	REVPAR		Occupancy		Average Daily Rate	
	2018	vs. 2017	2018	vs. 2017	2018	vs. 2017
Greater China	$94.35	11.0%	70.8%	4.6% pts.	$133.34	3.8%
Rest of Asia Pacific	$127.98	7.2%	74.3%	1.7% pts.	$172.15	4.8%
Asia Pacific	**$106.89**	**9.3%**	**72.1%**	**3.5% pts.**	**$148.26**	**4.0%**
Caribbean & Latin America	$142.93	9.7%	66.1%	1.6% pts.	$216.22	7.0%
Europe	$145.20	4.2%	72.1%	1.0% pts.	$201.46	2.8%
Middle East & Africa	$104.87	-0.1%	65.5%	2.5% pts.	$160.22	-3.9%
International - All[1]	**$118.37**	**6.3%**	**70.4%**	**2.6% pts.**	**$168.19**	**2.4%**
Worldwide[2]	**$136.02**	**4.1%**	**73.5%**	**1.5% pts.**	**$185.10**	**2.0%**

Comparable Systemwide International Properties

Region	Six Months Ended June 30, 2018 and June 30, 2017					
	REVPAR		Occupancy		Average Daily Rate	
	2018	vs. 2017	2018	vs. 2017	2018	vs. 2017
Greater China	$94.00	10.7%	70.2%	4.6% pts.	$133.92	3.5%
Rest of Asia Pacific	$127.24	8.2%	74.3%	2.0% pts.	$171.33	5.4%
Asia Pacific	**$108.77**	**9.4%**	**72.0%**	**3.4% pts.**	**$151.07**	**4.2%**
Caribbean & Latin America	$113.93	8.2%	64.7%	1.6% pts.	$176.02	5.6%
Europe	$124.57	5.4%	69.6%	2.0% pts.	$179.04	2.3%
Middle East & Africa	$101.10	0.0%	65.2%	2.1% pts.	$155.17	-3.2%
International - All[1]	**$112.98**	**6.6%**	**69.4%**	**2.6% pts.**	**$162.78**	**2.6%**
Worldwide[2]	**$118.07**	**3.7%**	**73.1%**	**1.3% pts.**	**$161.42**	**1.8%**

[1] Includes Asia Pacific, Caribbean & Latin America, Europe, and Middle East & Africa.

[2] Includes North American - All and International - All.

A-10

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA
($ in millions)

	Fiscal Year 2018		
	First Quarter	Second Quarter	Total
Net income, as reported	$ 398	$ 610	$ 1,008
Cost reimbursement revenue	(3,773)	(3,985)	(7,758)
Reimbursed expenses	3,835	3,979	7,814
Interest expense	75	85	160
Interest expense from unconsolidated joint ventures	2	3	5
Tax provision	104	186	290
Depreciation and amortization	54	58	112
Contract investment amortization	18	13	31
Depreciation classified in reimbursed expenses	33	34	67
Depreciation and amortization from unconsolidated joint ventures	10	10	20
Share-based compensation	38	47	85
Gain on asset dispositions	(58)	(109)	(167)
Gain on investee's property sale	-	(10)	(10)
Merger-related costs and charges	34	18	52
Adjusted EBITDA **	**$ 770**	**$ 939**	**$ 1,709**
Increase over 2017 Adjusted EBITDA **	**8%**	**15%**	**11%** [1]

	Fiscal Year 2017 [2]				
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net income, as reported	$ 371	$ 489	$ 485	$ 114	$ 1,459
Cost reimbursement revenue	(3,736)	(3,927)	(3,830)	(3,962)	(15,455)
Reimbursed expenses	3,696	3,791	3,650	4,091	15,228
Interest expense	70	73	73	72	288
Interest expense from unconsolidated joint ventures	1	3	2	4	10
Tax provision	123	227	253	920	1,523
Depreciation and amortization	51	71	54	53	229
Contract investment amortization	11	12	11	16	50
Depreciation classified in reimbursed expenses	32	33	28	33	126
Depreciation and amortization from unconsolidated joint ventures	11	10	10	11	42
Share-based compensation	35	41	42	37	155
Gain on asset dispositions	-	(24)	-	(659)	(683)
Merger-related costs and charges	51	21	28	59	159
Adjusted EBITDA **	**$ 716**	**$ 820**	**$ 806**	**$ 789**	**$ 3,131**

** Denotes non-GAAP financial measures. Please see pages A-15 and A-16 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1] Represents the percentage increase of Adjusted EBITDA of $1,709 million for the first two quarters of 2018 over Adjusted EBITDA of $1,536 million for the first two quarters of 2017.

[2] On January 1, 2018, we adopted ASU 2014-09. The table above reflects our recast 2017 results under the new accounting standard.

A-11

MARRIOTT INTERNATIONAL, INC. NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA FORECAST THIRD QUARTER 2018 ($ in millions) Range Estimated Third Quarter 2018 Third Quarter 2017 2 ** Net income excluding certain items 1 $ 445 $ 464 Interest expense 90 90 Interest expense from unconsolidated joint ventures - - Tax provision 145 151 Depreciation and amortization 60 60 Contract investment amortization 15 15 Depreciation classified in reimbursed expenses 35 35 Depreciation and amortization from unconsolidated joint ventures10 10 Share-based compensation 45 45 Adjusted EBITDA ** $ 845 $ 870 $ 806 Increase over 2017 Adjusted EBITDA ** 5% 8% ** Denotes non-GAAP financial measures. See pages A-15 and A-16 for information about our reasons for providing these alternative financial measures and the limitations on their use. 1 Guidance excludes cost reimbursement revenue, reimbursed expenses, and merger-related costs and charges, which the company cannot accurately forecast and which may be significant, except for depreciation classified in reimbursed expenses, which is included in the caption "Depreciation classified in reimbursed expenses" above. 2 On January 1, 2018, we adopted ASU 2014-09. The table above reflects our recast 2017 results under the new accounting standard. For 2017 full year recast information, see the Form 8-K that we furnished on July 25, 2018. A-12

MARRIOTT INTERNATIONAL, INC. NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA FORECAST FOURTH QUARTER 2018 ($ in millions) Range Estimated Fourth Quarter 2018 Fourth Quarter 2017 2 ** Net income excluding certain items 1 $ 514 $ 529 Interest expense 85 85 Interest expense from unconsolidated joint ventures 5 5 Tax provision 132 137 Depreciation and amortization 53 53 Contract investment amortization 14 14 Depreciation classified in reimbursed expenses 38 38 Depreciation and amortization from unconsolidated joint ventures10 10 Share-based compensation 45 45 Adjusted EBITDA ** $ 896 $ 916 $ 789 Increase over 2017 Adjusted EBITDA ** 14% 16% ** Denotes non-GAAP financial measures. See pages A-15 and A-16 for information about our reasons for providing these alternative financial measures and the limitations on their use. 1 Guidance excludes cost reimbursement revenue, reimbursed expenses, and merger-related costs and charges, which the company cannot accurately forecast and which may be significant, except for depreciation classified in reimbursed expenses, which is included in the caption "Depreciation classified in reimbursed expenses" above. 2 On January 1, 2018, we adopted ASU 2014-09. The table above reflects our recast 2017 results under the new accounting standard. For 2017 full year recast information, see the Form 8-K that we furnished on July 25, 2018. A-13

MARRIOTT INTERNATIONAL, INC. NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA FORECAST FULL YEAR 2018 ($ in millions) Range Estimated Full Year 2018 Full Year 2017 2 ** Net income excluding certain items 1 $ 2,047 $ 2,081 Interest expense 335 335 Interest expense from unconsolidated joint ventures 10 10 Tax provision 595 606 Depreciation and amortization 225 225 Contract investment amortization 60 60 Depreciation classified in reimbursed expenses 140 140 Depreciation and amortization from unconsolidated joint ventures40 40 Share-based compensation 175 175 Gain on asset dispositions (167) (167) Gain on investee’s property sale (10) (10) Adjusted EBITDA ** $ 3,450 $ 3,495 $ 3,131 Increase over 2017 Adjusted EBITDA ** 10% 12% ** Denotes non-GAAP financial measures. See pages A-15 and A-16 for information about our reasons for providing these alternative financial measures and the limitations on their use. 1 Guidance excludes cost reimbursement revenue, reimbursed expenses, and merger-related costs and charges, which the company cannot accurately forecast and which may be significant, except for depreciation classified in reimbursed expenses, which is included in the caption "Depreciation classified in reimbursed expenses" above. 2 On January 1, 2018, we adopted ASU 2014-09. The table above reflects our recast 2017 results under the new accounting standard. For 2017 full year recast information, see the Form 8-K that we furnished on July 25, 2018. A-14

MARRIOTT INTERNATIONAL, INC. EXPLANATION OF NON-GAAP FINANCIAL AND PERFORMANCE MEASURES In our press release and schedules, and on the related conference call, we report certain financial measures that are not required by, or presented in accordance with, United States generally accepted accounting principles (“GAAP”). We discuss management’s reasons for reporting these non-GAAP measures below, and the press release schedules reconcile the most directly comparable GAAP measure to each non-GAAP measure that we refer to. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures have limitations and should not be considered in isolation or as a substitute for revenue, operating income, income from continuing operations, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, we may calculate and/or present these non-GAAP financial measures differently than measures with the same or similar names that other companies report, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Adjusted Operating Income and Adjusted Operating Income Margin. Adjusted operating income and Adjusted operating income margin exclude cost reimbursement revenue, reimbursed expenses, Starwood merger costs presented in the “Merger-related costs and charges” caption of our Income Statements, and net purchase accounting revisions. Adjusted operating income margin reflects Adjusted operating income divided by Adjusted total revenues. We believe that these are meaningful metrics because they allow for period-over- period comparisons of our ongoing operations before these items and for the reasons further described below. Adjusted Net Income and Adjusted Diluted EPS. Adjusted net income and Adjusted diluted EPS reflect our net income and diluted earnings per share excluding the impact of cost reimbursement revenue, reimbursed expenses, merger-related costs, charges, and other merger-related adjustments due to purchase accounting, the gain on the sale of our ownership interest in Avendra, and the income tax effect of these adjustments, and our provisional estimate of the impact of the U.S. Tax Cuts and Jobs Act of 2017. We calculate the income tax effect of the adjustments using an estimated tax rate applicable to each adjustment. We believe that these measures are meaningful indicators of our performance because they allow for period- over-period comparisons of our ongoing operations before these items and for the reasons further described below. Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“Adjusted EBITDA”). Adjusted EBITDA reflects net income excluding the impact of the following items: cost reimbursement revenue and reimbursed expenses, interest expense, depreciation (including depreciation classified in “Reimbursed expenses,” as discussed below), amortization, and provision for income taxes, pre- tax transaction and transition costs associated with the Starwood merger, and share-based compensation expense for all periods presented. When applicable, Adjusted EBITDA also excludes gains and losses on asset dispositions made by us or by our joint venture investees. In our presentations of Adjusted operating income and Adjusted operating income margin, Adjusted net income, and Adjusted diluted EPS, we exclude transaction and transition costs associated with the Starwood merger, which we record in the “Merger-related costs and charges” caption of our Income Statements, and other merger-related adjustments due to purchase accounting, to allow for period-over period comparisons of our ongoing operations before the impact of these items. We exclude cost reimbursement revenue and reimbursed expenses, which relate to property-level and centralized programs and services that we operate for the benefit of our hotel owners. We do not operate these programs and services to generate a profit over the contract term, and accordingly, when we recover the costs that we incur for these programs and services from our hotel owners, we do not seek a mark-up. For property-level services, our owners typically reimburse us at the same time that we incur expenses. However, for centralized programs and services, our owners may reimburse us before or after we incur expenses, causing temporary timing differences between the costs we incur and the related reimbursement from hotel owners in our operating and net income. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Because we do not retain any such profits or losses over time, we exclude the net impact when evaluating period-over-period changes in our operating results. A-15

MARRIOTT INTERNATIONAL, INC. EXPLANATION OF NON-GAAP FINANCIAL AND PERFORMANCE MEASURES We believe that Adjusted EBITDA is a meaningful indicator of our operating performance because it permits period-over-period comparisons of our ongoing operations before these items and facilitates our comparison of results before these items with results from other lodging companies. We use Adjusted EBITDA to evaluate companies because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels, and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. Our Adjusted EBITDA also excludes depreciation and amortization expense which we report under “Depreciation, amortization, and other” as well as depreciation classified in “Reimbursed expenses” and “Contract investment amortization” in our Consolidated Statements of Income (our “Income Statements”), because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. Depreciation classified in “Reimbursed expenses” reflects depreciation of Marriott-owned assets, for which we receive cash from owners to reimburse the company for its investments made for the benefit of the system. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We exclude share-based compensation expense in all periods presented to address the considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. RevPAR. In addition to the foregoing non-GAAP financial measures, we present Revenue per Available Room (“RevPAR”) as a performance measure. We believe RevPAR is a meaningful indicator of our performance because it measures the period-over-period change in room revenues for comparable properties. RevPAR may not be comparable to similarly titled measures, such as revenues. We calculate RevPAR by dividing room sales (recorded in local currency) for comparable properties by room nights available for the period. We present growth in comparative pro forma combined company RevPAR on a constant dollar basis, which we calculate by applying exchange rates for the current period to each period presented. We believe constant dollar analysis provides valuable information regarding our properties’ performance as it removes currency fluctuations from the presentation of such results. A-16

MARRIOTT INTERNATIONAL, INC. RECAST OF SELECTED FINANCIAL INFORMATION TABLE OF CONTENTS Results of Operations Information 2 Non-GAAP Financial Measures 3 Explanation of Non-GAAP Financial Measures 5 1

MARRIOTT INTERNATIONAL, INC.
RESULTS OF OPERATIONS
2017 RECAST UNDER ASU 2014-09
(in millions except per share amounts, unaudited)

We adopted ASU 2014-09 "Revenue from Contracts with Customers" (Topic 606) and several related ASUs (collectively referred to as "ASU 2014-09") in the 2018 first quarter using the full retrospective transition method. The following table presents our 2017 unaudited results of operations as recast under ASU 2014-09.

	Fiscal Year 2017				
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
REVENUES					
Base management fees	$ 264	$ 285	$ 269	$ 284	$ 1,102
Franchise fees	355	408	419	404	1,586
Incentive management fees	140	155	138	174	607
Gross Fee Revenues	**759**	**848**	**826**	**862**	**3,295**
Contract investment amortization	(11)	(12)	(11)	(16)	(50)
Net Fee Revenues	**748**	**836**	**815**	**846**	**3,245**
Owned, leased, and other revenue	428	448	433	443	1,752
Cost reimbursement revenue	3,736	3,927	3,830	3,962	15,455
Total Revenues	**4,912**	**5,211**	**5,078**	**5,251**	**20,452**
OPERATING COSTS AND EXPENSES					
Owned, leased, and other - direct	356	350	351	354	1,411
Depreciation, amortization, and other	51	71	54	53	229
General, administrative, and other	212	234	205	270	921
Merger-related costs and charges	51	21	28	59	159
Reimbursed expenses	3,696	3,791	3,650	4,091	15,228
Total Expenses	**4,366**	**4,467**	**4,288**	**4,827**	**17,948**
OPERATING INCOME	**546**	**744**	**790**	**424**	**2,504**
Gains and other income, net	—	25	6	657	688
Interest expense	(70)	(73)	(73)	(72)	(288)
Interest income	7	8	9	14	38
Equity in earnings	11	12	6	11	40
INCOME BEFORE INCOME TAXES	**494**	**716**	**738**	**1,034**	**2,982**
Provision for income taxes	(123)	(227)	(253)	(920)	(1,523)
NET INCOME	**$ 371**	**$ 489**	**$ 485**	**$ 114**	**$ 1,459**
EARNINGS PER SHARE					
Earnings per share - basic [1]	$ 0.96	$ 1.29	$ 1.30	$ 0.31	$ 3.89
Earnings per share - diluted [1]	$ 0.95	$ 1.28	$ 1.29	$ 0.31	$ 3.84
Basic Shares	384.9	378.5	372.3	365.1	375.2
Diluted Shares	390.0	383.0	376.6	369.9	379.9

[1] The sum of the earnings per share for the four quarters differs from annual earnings per share due to the required method of computing the weighted average shares in interim periods.

2

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
2017 RECAST UNDER ASU 2014-09
($ in millions except per share amounts)

The following table presents our reconciliations of 2017 Adjusted operating income, Adjusted operating income margin, Adjusted net income, and Adjusted diluted EPS, to the most directly comparable GAAP measure as recast under ASU 2014-09. Adjusted total revenues is used in the determination of Adjusted operating income margin.

	Fiscal Year 2017				
	First Quarter	**Second Quarter**	**Third Quarter**	**Fourth Quarter**	**Total**
Total revenues, as recast on page 2	$ 4,912	$ 5,211	$ 5,078	$ 5,251	$ 20,452
Less: Cost reimbursement revenue	(3,736)	(3,927)	(3,830)	(3,962)	(15,455)
Less: Merger-related adjustments [1]	—	—	(3)	—	(3)
Adjusted total revenues**	1,176	1,284	1,245	1,289	4,994
Operating income, as recast on page 2	546	744	790	424	2,504
Less: Cost reimbursement revenue	(3,736)	(3,927)	(3,830)	(3,962)	(15,455)
Add: Reimbursed expenses	3,696	3,791	3,650	4,091	15,228
Add: Merger-related adjustments [2]	48	26	22	59	155
Adjusted operating income **	**554**	**634**	**632**	**612**	**2,432**
Operating income margin	**11%**	**14%**	**16%**	**8%**	**12%**
Adjusted operating income margin **	**47%**	**49%**	**51%**	**47%**	**49%**
Net income, as recast on page 2	371	489	485	114	1,459
Less: Cost reimbursement revenue	(3,736)	(3,927)	(3,830)	(3,962)	(15,455)
Add: Reimbursed expenses	3,696	3,791	3,650	4,091	15,228
Add: Merger-related adjustments [2]	48	26	22	59	155
Less: Gain on sale of Avendra	—	—	—	(659)	(659)
Income tax effect of above adjustments	(4)	46	70	197	309
Add: U.S. Tax Cuts and Jobs Act of 2017	—	—	—	563	563
Adjusted net income **	**$ 375**	**$ 425**	**$ 397**	**$ 403**	**$ 1,600**
Diluted EPS, as recast on page 2 [3]	**$ 0.95**	**$ 1.28**	**$ 1.29**	**$ 0.31**	**$ 3.84**
Adjusted Diluted EPS [3] **	**$ 0.96**	**$ 1.11**	**$ 1.05**	**$ 1.09**	**$ 4.21**

** Denotes non-GAAP financial measures. Please see pages 5 and 6 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1] *Merger-related adjustments* to revenues include Starwood purchase accounting revisions.

[2] *Merger-related adjustments* to operating income include Starwood merger costs presented in the "Merger-related costs and charges" caption of our Income Statement and net purchase accounting revisions.

[3] The sum of the earnings per share for the four quarters differs from annual earnings per share due to the required method of computing the weighted average shares in interim periods.

3

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
2017 RECAST UNDER ASU 2014-09
($ in millions except per share amounts)

The following table presents our reconciliation of 2017 Adjusted EBITDA to Net income as recast under ASU 2014-09.

	Fiscal Year 2017				
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net income, as recast on page 2	$ 371	$ 489	$ 485	$ 114	$ 1,459
Cost reimbursement revenue	(3,736)	(3,927)	(3,830)	(3,962)	(15,455)
Reimbursed expenses	3,696	3,791	3,650	4,091	15,228
Interest expense	70	73	73	72	288
Interest expense from unconsolidated joint ventures	1	3	2	4	10
Tax provision	123	227	253	920	1,523
Depreciation and amortization	51	71	54	53	229
Contract investment amortization	11	12	11	16	50
Depreciation classified in reimbursed expenses	32	33	28	33	126
Depreciation and amortization from unconsolidated joint ventures	11	10	10	11	42
Share-based compensation	35	41	42	37	155
Gain on asset dispositions	—	(24)	—	(659)	(683)
Merger-related costs and charges	51	21	28	59	159
Adjusted EBITDA **	**$ 716**	**$ 820**	**$ 806**	**$ 789**	**$ 3,131**

** Denotes non-GAAP financial measures. Please see pages 5 and 6 for information about our reasons for providing these alternative financial measures and the limitations on their use.

4

MARRIOTT INTERNATIONAL, INC. EXPLANATION OF NON-GAAP FINANCIAL MEASURES We report certain financial measures that are not required by, or presented in accordance with, United States generally accepted accounting principles (“GAAP”). We discuss management’s reasons for reporting these non-GAAP measures below, and the preceding schedules reconcile the most directly comparable GAAP measure to each non-GAAP measure that we refer to. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures have limitations and should not be considered in isolation or as a substitute for revenue, operating income, income from continuing operations, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, we may calculate and/or present these non-GAAP financial measures differently than measures with the same or similar names that other companies report, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Adjusted Operating Income and Adjusted Operating Income Margin. Adjusted operating income and Adjusted operating income margin exclude cost reimbursement revenue, reimbursed expenses, Starwood merger costs presented in the “Merger- related costs and charges” caption of our Income Statement, and net purchase accounting revisions. We believe that these are meaningful metrics because they allow for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below. Adjusted Net Income and Adjusted Diluted EPS. Adjusted net income and Adjusted diluted EPS reflect our net income and diluted earnings per share excluding the impact of cost reimbursement revenue, reimbursed expenses, merger-related costs, charges, and other merger-related adjustments due to purchase accounting, the gain on the sale of our ownership interest in Avendra, and the income tax effect of these adjustments, and with respect to our 2017 fourth quarter and full year results, our provisional estimate of the impact of the U.S. Tax Cuts and Jobs Act of 2017. We calculate the income tax effect of the adjustments using an estimated tax rate applicable to each adjustment. We believe that these measures are meaningful indicators of our performance because they allow for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below. Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“Adjusted EBITDA”). Adjusted EBITDA reflects net income excluding the impact of the following items: cost reimbursement revenue and reimbursed expenses, interest expense, depreciation (including depreciation classified in “Reimbursed expenses,” as discussed below), amortization, and provision for income taxes, pre-tax transaction and transition costs associated with the Starwood merger, gains and losses on asset dispositions, and share-based compensation expense for all periods presented. In our presentations of Adjusted operating income and operating income margin, Adjusted net income, and Adjusted diluted EPS, we exclude transaction and transition costs associated with the Starwood merger, which we record in the “Merger-related costs and charges” caption of our Income Statements, and other merger-related adjustments due to purchase accounting, to allow for period-over period comparisons of our ongoing operations before the impact of these items. We exclude cost reimbursement revenue and reimbursed expenses, which relate to property-level and centralized programs and services that we operate for the benefit of our hotel owners. We do not operate these programs and services to generate a profit over the contract term, and accordingly, when we recover the costs that we incur for these programs and services from our hotel owners, we do not seek a mark-up. For property-level services, our owners typically reimburse us at the same time that we incur expenses. However, for centralized programs and services, our owners may reimburse us before or after we incur expenses, causing temporary timing differences between the costs we incur and the related reimbursement from hotel owners in our operating and net income. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Because we do not retain any such profits or losses over time, we exclude the net impact when evaluating period- over-period changes in our operating results. We believe that Adjusted EBITDA is a meaningful indicator of our operating performance because it permits period-over- period comparisons of our ongoing operations before these items and facilitates our comparison of results before these items with results from other lodging companies. We use Adjusted EBITDA to evaluate companies because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels, and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. Our Adjusted EBITDA also excludes depreciation and amortization expense which we report under “Depreciation, amortization, and other” as well as depreciation classified in “Reimbursed expenses” and “Contract investment amortization” in our Consolidated Statements of Income (our “Income Statements”), because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. Depreciation classified in “Reimbursed expenses” reflects depreciation of 5

MARRIOTT INTERNATIONAL, INC. EXPLANATION OF NON-GAAP FINANCIAL MEASURES Marriott-owned assets, for which we receive cash from owners to reimburse the company for its investments made for the benefit of the system. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We exclude share-based compensation expense in all periods presented to address the considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. 6